EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Kingly Chateau Corporation, for the period ending October 31, 2012 I, Jeffrey Smuda, Chief Executive Officer and Principal Accounting Officer of Kingly Chateau Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ending October 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended October 31, 2012 fairly represents in all material respects, the financial condition and results of operations of Kingly Chateau Corporation.

Date: December 7, 2012	By:	/s/ Jeffrey Smuda
Jeffrey Smuda
Chief Executive Officer Chief Financial Officer Principal Accounting Officer